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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 18, 1999

                             GEOSCIENCE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          NEVADA                           0-28422               76-0497775
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)


                        10500 WESTOFFICE DRIVE, SUITE 210
                            HOUSTON, TEXAS 77042-5391
                              (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES)
                                  AND ZIP CODE)


                                 (713) 785-7790
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 5.  OTHER EVENTS

         On January 18, 1999, Core Laboratories N.V., a company organized under the laws of the Netherlands ("Core Labs"), Syntron Inc., a Nevada corporation and a wholly owned subsidiary of Core Labs ("Syntron"), GeoScience Corporation (the "Company") and Tech-Sym Corporation, a Nevada corporation which owns approximately 79% of the Company's outstanding common stock ("Tech-Sym") executed a definitive merger agreement (the "Merger Agreement") pursuant to which Syntron will merge (the "Merger") into and with the Company with Syntron as the surviving corporation. Upon consummation of the Merger, the Company will continue to operate under the "Syntron" name as a wholly owned subsidiary of Core Labs. Under the terms of the Merger Agreement, the Company's shareholders will receive 0.6788 of a Core Labs common share and $2.46 in cash for each share of Company common stock exchanged. The Merger Agreement also provides that all of the existing options to purchase shares of Company common stock held by the Company's employees and directors will be assumed by Core Labs as options to purchase Core Labs common shares, subject to an adjustment for the option exchange ratio.

         Consummation of the Merger is subject to certain customary conditions, including the approval of holders of a majority of the outstanding Core Labs common shares and the shares of Company common stock and regulatory approvals pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Tech-Sym has given an irrevocable proxy to Core Labs to vote all of the shares of the Company's common stock that Tech-Sym owns in favor of the approval of the Merger, thereby assuring approval of the Merger by the Company's shareholders.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)     EXHIBITS

         Exhibit 99.1    --     Agreement and Plan of Merger, dated January 18,
                                1999, by and among GeoScience Corporation, Tech-Sym Corporation, Core Laboratories N. V.
                                and Syntron Inc.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GEOSCIENCE CORPORATION


Date:    February 5, 1999

                                  By: /s/ RAY F. THOMPSON
                                     ------------------------------------------
                                     Ray F. Thompson
                                     Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX

         Exhibit No.
         -----------
         Exhibit 99.1    --     Agreement and Plan of Merger, dated January 18,
                                1999, by and among GeoScience Corporation,
                                Tech-Sym Corporation, Core Laboratories N. V.
                                and Syntron Inc.